UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.   )

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Dover Corporation
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(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Corporate Governance Update 2016 Proxy Season

We are a diversified global manufacturer delivering innovative equipment and components, specialty systems and support services
Nearly
$7 billion in annual revenue
4
major operating segments
29
operating companies
26,000+
employees
FORTUNE 500 Company
60
years
of entrepreneurial success
Dover Corporation Overview
Business Segments
Energy
Engineered Systems
Fluids
Refrigeration &
Food Equipment
Company Overview
Dover operates across four major segments
organized around our key end markets
This structure allows us to focus on executing
growth strategies and provides opportunities to
leverage scale and capitalize on productivity
initiatives

Audit and Corporate Governance, including
former advisors to leading companies and their
boards on corporate governance matters, audit
and financial reporting
Executive Leadership Experience, including
former CEOs and CFOs of global public companies
Strategic M&A, including international
acquisitions, post-merger integration, and portfolio
restructuring
Global Operations and Management, including
cross-border transactions, global market entry and
expansion, and implementation of operational
efficiency
Strategy Development & Execution, including
capital allocation and strategic planning
Deep and Diverse Industry Knowledge,
including diversified manufacturing in many of the
markets and product areas relevant to Dover’s
businesses
All directors
other than the
CEO are
independent
Independent Chairman
& Directors
91%
CEO
9%
Our independent directors, led by our Independent Chair, have a diversity of experience that enables them to effectively carry out their oversight role on behalf of all our shareholders
Chairman of our Board is an independent
director, because we believe that having a
Chairman independent of management provides
strong leadership for the Board and helps ensure
critical and independent thinking with respect to
our strategy and performance
Strong Independent Board Leadership and Diverse Expertise
Highly Independent Board
Directors Have Relevant Expertise for Dover
Effective Independent Chairman

Our Board consists of directors with multi-industry and multi-geographic experience whose diverse skills enable us to execute our strategic vision
Michael Johnston
Board Chair as of 2016 AGM
Former CEO, President, and
COO, Visteon
Robert Livingston
President and CEO of
Dover
Stephen Wagner
Governance &
Nominating Committee
Chair
Former Senior Advisor,
Corporate Governance,
Deloitte & Touche
Stephen Wagner
Gov. & Nom. Committee Chair
Center for Corporate Governance
-
Senior Advisor (2009-11)
-
Managing Partner (2005-09)
Innovation, Audit and Enterprise Risk
-
Deputy Managing Partner (2002-07)
Assurance Practice
-
Managing Partner
-
20+ years of experience
Driving board refreshment effort
Leading shareholder engagement
initiative
Implemented proxy access
Extensive background in finance &
audit benefits Audit Committee
Peter Francis
Former President/CEO, J.M.
Huber Corp.;
Managing Member, Mukilteo
Investment Mgmt
Kristiane Graham
Private investor
Richard Lochridge
Compensation
Committee Chair
Retired President of
Lochridge & Co.
Bernard Rethore
Former CEO and Pres.,
Flowserve
Michael Stubbs
Managing Member,
S.O.G. Investors
Stephen Todd
Former Global Vice
Chairman, Ernst & Young
Global Limited
Keith Wandell
Former President and
CEO, Harley-Davidson
Mary Winston
Audit Committee
Chair
Former Executive VP and
CFO, Family Dollar Stores
Highly Qualified and Engaged Board
Experience: Deloitte & Touche
Key Board Contributions

Board’s Responsiveness on Written Consent
In light of support for
shareholder written
consent proposal,
Board decided to
engage with
shareholders to
solicit feedback on
appropriate
response, including
a potential threshold
level
Board could not act
unilaterally to
implement written
consent –
charter
amendment to
implement written
consent requires
shareholder
approval
Sept. 2015 –
Jan. 2016
Precatory
shareholder proposal
requesting that Board
allow shareholders to
act by written consent
received support from
51.9% of votes cast,
which constituted
40.7% of outstanding
shares
The shareholder
proposal did not
propose a specified
threshold level
to act
by written consent
2015 Annual
Meeting
Internal Board
Deliberations
June –
Aug. 2015
Conducted off-season
engagement with
shareholders owning
>20% of outstanding
shares
Shareholders told us:
—
Written consent not
needed –
duplicative of
existing special
meeting right
—
If implemented, should
not have low threshold
—
Comfortable with 25%
threshold –
matches
special meeting
threshold
In light of support for
shareholder proposal at
2015 AGM, Board acted to
propose written consent
charter amendment at 2016
AGM
After deliberation, Board
determined it would be in
best interests of all
shareholders to include
threshold
In consideration of feedback
received from shareholders
and review of market
standards, Board
determined that 25%
threshold would be most
appropriate
25% threshold for written
consent is same threshold
used in Dover’s existing
special meeting right
We
ask
that
you
vote
FOR
All
Directors
as
the
Board
has
been
thoughtful in responding to shareholder feedback
Shareholder
Engagement
Board Response
Nov. 2015 –
Feb. 2016
Dover’s Board conducted a thoughtful analysis and diligent approach to understanding our shareholders’ views on written consent
May 2015
March 2016
Management
proposal to
adopt written
consent at
25%
threshold on
ballot for 2016
AGM
2016 Proxy
Filed

The Board conducted a thoughtful, proactive process in response to the 2015 majority-supported shareholder proposal
We engaged with shareholders collectively owning over 20% of outstanding shares to solicit feedback on the appropriate threshold
The 25% threshold is consistent with direct shareholder feedback and aligned with market best practices
The shareholder proposal did not specify any threshold to utilize written consent
Management proposal is in line with our shareholders’ views.  During off-season engagement, shareholders supported our proposal to establish written consent at a 25% threshold
Requiring at least a quarter of shareholders to agree before written consent can be utilized limits the risk of subjecting all Dover shareholders to numerous written consent solicitations that may only be applicable to a relatively small number of shareholders, including those with special interests
—
Considering concentrated shareholder base, a 25% threshold is appropriate
An ownership threshold of 20-25% is most common and in most cases conforms to the threshold required to call a special meeting¹
Rationale for 25% Ownership Threshold
The 25% ownership threshold is reasonable and
consistent with shareholder feedback
Market Statistics
30% of S&P500 companies
have adopted written consent
rights²
Out of Dover’s peer group³,
we
would be the first to adopt
written consent
1
Sullivan & Cromwell’s “2015 Proxy Season Review”
2
Shark Repellent, referenced 4/12/16
3
Dover-disclosed peer group, 2016 proxy statement (pg. 40)
Board Reasoning for Structure of Responsive Written Consent Right

Board is Committed to Shareholder Friendly Governance Practices
Separate Chairman and CEO roles
All directors are independent, other than CEO
Majority voting for directors
Right to call special meeting at 25%
Robust succession planning
Annual Board and committee self-evaluations
Comprehensive individual director evaluations
Regular executive sessions of independent
directors
No shareholder rights plan
Our Board believes in sound corporate governance practices and maintaining an open dialogue with shareholders
Governance Best Practices
Adopted proxy access following proactive shareholder engagement

Dover Values Your Support at our 2016 Annual Meeting
On February 11, 2016, our Board
amended Dover’s bylaws to implement a
proxy
access
right
for
our
shareholders
Adoption followed active consultation
with our shareholders and careful
consideration by the Board of the
appropriate bylaw terms.  Bylaw
provisions reflect the emerging
market standard:
3% holding for at least 3 years
Ability to nominate the greater of two
individuals or 20% of the board
Aggregation of up to 20 shareholders
Dover believes this bylaw reflects
shareholder feedback, follows market
best practices, and creates a robust
proxy access right that is in the best
interests of Dover and its shareholders
Dover Has Implemented Proxy Access
Election
of
All
Dover
Directors
Ratification of Independent
Accounting Firm
Approval of Executive Officer
Compensation
Approval of Written Consent Right
VOTE AGAINST
Shareholder
Proposal on Proxy Access
2016 Dover management
recommendations: